                                                                    EXHIBIT 10.1

NationsBank
NationsBank of Texas, N.A.
- --------------------------------------------------------------------------------


                                  AMENDMENT 4A
                                       to
                        FINANCING AND SECURITY AGREEMENT


     This Amendment 4A to Financing and Security Agreement is executed and entered into by COMPUCOM SYSTEMS, INC. ("Borrower") and NATIONSBANK OF TEXAS, N.A. ("Lender"), effective as of March 22, 1996, as follows:


                                    Recitals
                                    --------

     Borrower and Lender are parties to the certain Financing and Security Agreement dated effective as of August 4, 1993, as amended by (i) the First Amendment to Financing and Security Agreement dated effective as of March 31, 1994, (ii) the Second Amendment to Financing and Security Agreement dated effective as of December 12, 1994, (iii) the Third Amendment to Financing and Security Agreement dated effective as of April 26, 1995 and
     (iv) the Fourth Amendment to Financing and Security Agreement dated effective as of October 1, 1995 (collectively the "Financing and Security Agreement"). Terms defined by the Financing and Security Agreement, wherever used in this Amendment 4A, shall have the same meanings in this Amendment 4A as are prescribed by the Financing and Security Agreement.

     Borrower has requested Lender to amend the Financing and Security Agreement such that, effective as of the date of this Amendment 4A, all unpaid principal outstanding under the Facility shall be deemed to be included within the Category II Facility Balance and that no amount thereof be deemed to be outstanding under the Category I Facility Balance. Lender is willing to agree to such request on the terms provided herein.

     NOW THEREFORE, premises considered, for value received, Borrower and Lender hereby agree as follows:

     1. Each of the following definitions contained in ARTICLE I ("DEFINITIONS") of the Financing and Security Agreement hereby is amended to read in its entirety as follows:

          1.63 "Category I Facility Balance" means that portion of the outstanding balance of the Facility which is equal to, but not exceeding, Zero Dollars ($0.00).

          1.64 "Category II Facility Balance" means that portion of the outstanding balance of the Facility which is greater than the Category I Facility Balance.

     2. Borrower represents and warrants to Lender that its Certificate of Incorporation and Bylaws have not been amended since Borrower's certification thereof under Secretary's Certificate dated October 1, 1995 previously delivered to Lender, and that the officers of Borrower specified therein are duly elected, qualified and acting in the capacities therein stated, as of the effective date hereof and that all necessary corporate action has been taken in order to properly authorize this Amendment 4A and the officer signing on behalf of Borrower below is duly authorized to do so.


     3. Borrower agrees to deliver to Lender such documentation as Lender may reasonably require in connection with this Amendment 4A.

     4. In consideration of this Amendment 4A, Borrower represents to Lender that (i) no Event of Default, or other event or condition which would be the subject of a required notice under paragraph 6.14 of the Financing and Security Agreement, is in existence as of the effective date hereof (except with respect to clause (f) of paragraph 6.38 as verbally disclosed to Lender and as will be specified in Borrower's March 31, 1996 compliance certificate to be delivered to Lender), (ii) each of the representations and warranties contained in the following paragraphs of the Financing and Security Agreement are true and correct as of the effective date of this Amendment 4A: paragraph 3.3, paragraph 3.4, and paragraph 5.1 through paragraph 5.18. Borrower hereby ratifies and confirms the Financing and Security Agreement as being and continuing in full force and effect, as amended by this Amendment 4A.

     5. This Amendment 4A, when signed by each of Borrower, Lender and each Participant as provided below (i) shall be deemed effective prospectively as of the effective date specified in the preamble, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy of any executed counterpart shall be deemed valid as an original.
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     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES
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     AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
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     SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL
     -------------------------------------------------------------------------
     AGREEMENTS BETWEEN THE PARTIES.
     ------------------------------

     EXECUTED as of the effective date specified in the preamble.

                                             NATIONSBANK OF TEXAS, N.A.


                                             By: /s/ Sally Glynn
                                                  ----------------------------
                                                     Sally Glynn
                                                     Senior Vice President

                                             COMPUCOM SYSTEMS, INC.


                                             By: /s/ Robert J. Boutin
                                                  ----------------------------
                                                     Robert J. Boutin,
                                                     Senior Vice President and
                                                     Chief FinanciaL Officer



                           CONSENT BY PARTICIPANTS
                           -----------------------

     Each of the undersigned consents to Borrower's and Lender's execution of the above Amendment 4A to Financing and Security Agreement:


BARNETT BANK OF TAMPA                        MIDLANTIC BANK, N.A.

By: /s/ Kimberly A. Bruce                    By: /s/ Joseph G. Meterchick
    ---------------------------------------          --------------------------
Name: Kimberly A. Bruce                      Name: Joseph G. Meterchick
      -------------------------------------        ----------------------------
Title:  Assistant Vice President             Title:  Vice President
        -----------------------------------          --------------------------

NATIONAL BANK OF CANADA                      UNION BANK, A DIVISION OF UNION
                                             BANK OF CALIFORNIA, N.A.

By: /s/ William Handley/Larry L. Sears       By: /s/ Stephen Sweeney
    ---------------------------------------      ------------------------------
Name: William Handley/Larry L. Sears         Name: Stephen Sweeney
      -------------------------------------        ----------------------------
Title:  Vice President/Group Vice President  Title:  Vice President
        -----------------------------------          --------------------------

SANWA BUSINESS CREDIT CORPORATION            THE SUMITOMO BANK, LTD.
                                             Successor in interest of
                                             The Diawa Bank, Ltd.

By: /s/ Michael J. Cox                       By: /s/ James T. Wang
    ---------------------------------------      ------------------------------
Name: Michael J. Cox                         Name: James T. Wang
      -------------------------------------        ----------------------------
Title:  Vice President                       Title:  Vice President and Manager
        -----------------------------------          --------------------------

                                             By: /s/ Kirk L. Stites
                                                 ------------------------------
                                             Name: Kirk L. Stites
                                                   ----------------------------
                                             Title:  Vice President
                                                     --------------------------